Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Schedule of Other Income Net

(in millions)	2017	2016
Equity component of AFUDC	$74	$37
Net foreign exchange gain (1)	26	—
Interest income	14	7
Equity income - Belize Electricity	4	7
Other	9	2
	$127	$53

(1)	The net foreign exchange gain includes a one-time $21 million unrealized foreign exchange gain on US dollar-denominated affiliate loan.